No. of Stock Units: _____                                        Warrant No. ___


                                       WARRANT

                             to Purchase Common Stock of

                               EARTHLINK NETWORK, INC.



    THIS IS TO CERTIFY THAT _______________________, or registered assigns, is entitled to purchase from Earthlink Network, Inc., a Delaware Corporation, (hereinbelow called the "COMPANY"), at any time on and after the Closing Date (as defined below), but not later than 5:00 p.m., Los Angeles time, on the date that is five (5) years after the Closing Date (the "EXPIRATION DATE"), _____ Stock Units, in whole or in part, at a purchase price per Stock Unit of $5.50 (adjusted as provided below), all on the terms and conditions hereinbelow provided.

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

    Section 1. CERTAIN DEFINITIONS. As used in this Warrant, unless the context otherwise requires:

    "ADDITIONAL SHARES OF NONPREFERRED STOCK" shall mean all shares of Nonpreferred Stock issued by the Company after the Closing Date, other than the Warrant Stock.

    "AFFILIATE" means a Person (1) that directly or indirectly controls, or is controlled by, or is under common control with, the Company, (2) that beneficially owns ten percent (10%) or more of the Voting Stock of the Company, or (3) as to whom ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) is owned by the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

    "APPRAISED VALUE" shall mean the fair market value of all outstanding shares of Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), as determined by a written appraisal prepared by an appraiser acceptable to the Company and the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. "Fair market value" is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for a 100% controlling interest in the equity capital of the Company (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), with consideration given to the effect of a noncompete covenant signed by the seller and employment agreements signed by key management personnel of the Company (and of its subsidiaries), each extending for a period of time considered sufficient by all parties to effect the transfer of goodwill from the seller to the buyer and disregarding any discounts for nonmarketability of Common Stock of the Company. In the event that the Company and said holders cannot, in good faith, agree upon an appraiser, then the Company, on the one hand, and said holders, on the other hand, shall each select an appraiser, the two appraisers so selected shall select a third appraiser who shall be directed to prepare such a written appraisal (the "APPRAISAL") and the term Appraised Value shall mean the appraised value set forth in the Appraisal prepared in accordance with this definition. Except as otherwise set forth herein, the entire cost of the appraisal process shall be borne by the Company, but the cost thereof shall be deemed an account payable of the Company and shall be considered in the determination of the Appraised Value.

    "BOARD OF DIRECTORS" shall mean either the board of directors of the Company or any duly authorized committee of that board.

    "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or a day on which banks in the State of California or New York are required or permitted to close.

    "CERTIFICATE OF INCORPORATION" shall mean the certificate of incorporation of the Company, as in effect on the Closing Date and as at any time amended or otherwise modified.

    "CLOSING DATE" shall mean September 10, 1996.

    "COMMISSION" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

    "COMMON STOCK" shall mean the Company's authorized Common Stock, $.01 par value, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and shall also include stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company issued to the holders of shares of Common Stock upon any reclassification thereof.

    "COMPANY" shall mean Earthlink Network, Inc., a Delaware corporation.

    "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for Additional Shares of Nonpreferred Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

    "CURRENT MARKET PRICE" per share of Common Stock for the purposes of any provision of this Warrant at the date herein specified, shall be deemed to be the price determined pursuant to the first applicable of the following methods:

    (i) If the Common Stock is traded on a national securities exchange or is traded in the over-the-counter market, the Current Market Price per share of Common Stock shall be deemed to be the average of the daily market prices for 20 consecutive Business Days commencing 20 Business Days before such date. The market price for each such Business Day shall be, if the Common Stock is traded on a national securities exchange or in the over-the-counter market, its closing bid quotation on the next preceding Business Day on the principal market for the Common Stock.

    (ii) If the Current Market Price per share of Common Stock cannot be ascertained by the method set forth in paragraph (i) immediately above, the Current Market Price per share of Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of outstanding shares of Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices equal to or less than the Current Market Price).

    "CURRENT WARRANT PRICE" per share of Common Stock, for the purpose of any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

    "EXERCISE PRICE" shall mean the purchase price per Stock Unit as set forth on the first page of this Warrant on the Closing Date and thereafter shall mean such dollar amount as shall result from the adjustments specified in Section 4.

    "HOLDER" shall mean, initially, ____________ and thereafter any Person that is or Persons that are the registered holder(s) of the Warrants or Warrant Stock as registered on the books of the Company.

    "NONPREFERRED STOCK" shall mean the Common Stock and shall also include stock of the Company of any other Class which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption.

    "PERSON" shall include an individual, a corporation, an association, a partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

    "PROSPECTUS" means the Company's preliminary prospectus, dated June 27, 1996, relating to a Registration Statement on Form S-1 (File No. 333-5055), filed with the Securities and Exchange Commission.

    "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "REGISTRABLE SECURITIES" shall mean the Common Stock held from time to time by the Holders pursuant to their exercise of the Warrants, provided, however, that Registrable Securities shall not include any shares of Common Stock which have been previously Registered and sold to the public or which have been sold in a private transaction in which the transferor's rights under this Agreement were not transferred.

    "REGISTRATION EXPENSES" means all expenses incurred in effecting any Registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees under Blue Sky laws, and expenses of any regular or special audits incident to or required by any such Registration, and fees and disbursements of one counsel for the selling Holders, but shall not include Selling Expenses, fees and disbursements of additional counsel for the Holders and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

    "RESTRICTED CERTIFICATE" shall mean a certificate for Common Stock or a Warrant bearing the restrictive legend set forth in Section 10.1.

    "RESTRICTED SECURITIES" shall mean Restricted Stock and Restricted
Warrants.

    "RESTRICTED STOCK" shall mean Common Stock evidenced by a Restricted Certificate.

    "RESTRICTED WARRANT" shall mean a Warrant evidenced by a Restricted Certificate.

    "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

    "RULE 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

    "SPA" shall mean the Stock Purchase Agreement, dated September 10, 1996, among the Company and the investors named therein, relating to the sale by the Company of 2,727,273 shares of its Series A Convertible Preferred Stock, $.01 par value, and including exhibits and schedules to such agreement.

    "SECURITIES" shall mean the Warrants, and the certificates and other instruments from time to time evidencing the same.

    "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

    "SELLER" shall mean a holder of Restricted Securities of the Company for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of Section 10.

    "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than fees and disbursements of counsel included in Registration Expenses).

    "STOCK UNIT" shall constitute one share of Common Stock, as such Common Stock was constituted on the Closing Date and thereafter shall constitute such number of shares (including any fractional shares) of Common Stock as shall result from the adjustments specified in Section 4.

    "VOTING STOCK" shall mean any equity security entitling the holder of such security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

    "WARRANTS" shall mean the Warrants issued pursuant to the Amended and Restated Stock Purchase dated September 10, 1996, among the Company and the persons listed therein, of which this warrant is one, evidencing rights to purchase an aggregate of 200,000 Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

    "WARRANT STOCK" shall mean the shares of Common Stock purchasable by the holder of a Warrant upon the exercise of such Warrant.

    Section 2. EXERCISE OF WARRANT; REPURCHASE RIGHTS. The holder of this Warrant may, at any time on and after Closing Date, but not later than the Expiration Date, exercise this warrant in whole at any time or in part from time to time for the number of Stock Units which such holder is then entitled to purchase hereunder. The Holder may exercise this Warrant, in whole or in part, by either of the following methods:

    (a) The Holder may deliver to the Company at its office maintained pursuant to Section 15 for such purpose (i) a written notice of such Holder's election to exercise this warrant, which notice shall specify the number of Stock Units to be purchased, (ii) this Warrant and (iii) a sum equal to the aggregate Exercise Price therefor in immediately available funds; or

    (b) The Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the Company at its office maintained pursuant to Section 15 for such purpose (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be delivered to such Holder and the number of Stock Units with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Stock Units to be delivered to the Holder, and
(ii) this Warrant. For purposes of this subparagraph (b), each Stock Unit as to which this Warrant is surrendered shall be attributed a value equal to the product of (x) the Current Market Price per share of Common Stock minus the Current Warrant Price per share of Common Stock, multiplied by (y) the number of shares of Common Stock then comprising a Stock Unit.

    Any notice required under this Section 2 may be in the form of Subscription attached as Exhibit A hereto. Upon delivery thereof, the Company shall as promptly as practicable and in any event within ten Business Days thereafter, cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

    The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or, subject to Section 10, such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares with all rights pursuant thereto, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice is delivered to the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to such holder.

    The Company shall pay all expenses, taxes (other than income or similar taxes imposed on any Holder) and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 2.

    All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon.

    Except as may otherwise be required by law, the Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

    If the Company would be required to issue fractional shares of stock upon any exercise of this Warrant, then it shall issue certificates for one (1) share of stock in respect to such fraction.

    Section 3. TRANSFER, DIVISION AND COMBINATION. Subject to Section 10, this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to Section 15, together with a written assignment in the form attached as Exhibit B hereto duly executed by the holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall, subject to Section 10, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this warrant is assigned in blank (in case the restrictions on transferability in Section 10 shall have been terminated), the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this Section 3 and Section 10, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

    This Warrant may, subject to Section 10, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the preceding paragraph and with Section 10, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

    The Company shall pay all expenses, taxes and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issue and delivery of Warrants under this Section 3.

    The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants; provided, however, that the Company shall have the right to appoint a reputable, licensed financial institution to act as warrant agent hereunder upon notice to the Holders.

    Section 4. ADJUSTMENT OF STOCK UNIT OR EXERCISE. The number of shares of Common Stock comprising a Stock Unit, and the Exercise Price per Stock Unit, shall be subject to adjustment from time to time as set forth in this Section 4 and in Section 5. The Company shall not take any action with respect to its Nonpreferred Stock of any class requiring an adjustment pursuant to any of the following Subsections 4.1, 4.2, or 4.7 without at the same time taking like action with respect to its Nonpreferred Stock of each other class; and the Company shall not create any class of Nonpreferred Stock which carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the Closing Date.

    Section 4.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. In case at any time or from time to time the Company shall:

    (a) take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Nonpreferred Stock, or

    (b) subdivide its outstanding shares of Nonpreferred Stock into a larger number of shares of Nonpreferred Stock, or

    (c) combine its outstanding shares of Nonpreferred Stock into a smaller number of shares of Nonpreferred Stock, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event; PROVIDED, HOWEVER, that no such event may take place with respect to any shares of Nonpreferred Stock unless it shall also take place for all shares of Nonpreferred Stock.

    4.2. CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. In case at any time or from time to time the Company shall take a record of the holders of any of its Nonpreferred Stock for the purpose of entitling them to receive any dividend or other distribution of:

         (a) cash (other than a cash distribution made as a dividend and payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company, to the extent, but only to the extent, that the aggregate of all such dividends paid or declared after the Closing Date, does not exceed the consolidated net income of the Company earned subsequent to the Closing Date determined in accordance with generally accepted accounting principles, consistently applied), or

         (b) any evidence of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Nonpreferred Stock), or

         (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Nonpreferred Stock) or any other securities or property of any nature whatsoever (other than cash and other than Convertible Securities or Additional Shares of Nonpreferred Stock), then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction
(i) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record, and (ii) the denominator of which shall be such Current Market Price per share minus the portion applicable to one share of Nonpreferred Stock of any such cash so distributable and of the fair value of any and all such evidences of indebtedness, shares of stock, other securities or property, or warrants or other subscription or purchase rights, so distributable. Such fair value shall be determined in good faith by the Board of Directors of the Company, PROVIDED that if such determination is objected to by the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, such determination shall be made by an independent appraiser chosen in the manner specified in the definition of Appraised Value. The fees and expenses of any appraisers shall be paid in equal shares by the Company (as to one-half) and the objecting Warrant holders (as to one-half). A reclassification of the Nonpreferred Stock into shares of Nonpreferred Stock and shares of any other class of stock shall be deemed a distribution by the

Company to the holders of its Nonpreferred Stock of such shares of such other class of stock within the meaning of this Subsection 4.2 and, if the outstanding shares of Nonpreferred Stock shall be changed into a larger or smaller number of shares of Nonpreferred Stock as a part of such reclassification, shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Nonpreferred Stock within the meaning of Subsection 4.1 or 4.2 of this Section 4.

    4.3. ISSUANCE OF ADDITIONAL SHARES OF NONPREFERRED STOCK. In case at any time or from time to time the Company shall (except as hereinafter provided) issue, whether in connection with the merger of a corporation into the Company or otherwise, any Additional Shares of Nonpreferred Stock for a consideration per share less than the greater of the Current Warrant Price or the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Nonpreferred Stock, plus the number of such Additional Shares of Nonpreferred Stock so issued, and (y) the denominator of which shall be the number of shares of Nonpreferred Stock, plus the number of shares of Nonpreferred Stock which the aggregate consideration for the total number of such Additional Shares of Nonpreferred Stock would purchase at the greater of the Current Warrant Price or the Current Market Price per share of Common Stock. For purposes of this Subsection 4.3, the date as of which the Current Warrant Price and the Current Market Price per share of Common Stock shall be computed shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance of such Additional Shares of Nonpreferred Stock, or (ii) the date of actual issuance of such Additional Shares of Nonpreferred Stock. The provisions of this Subsection 4.3 shall not apply to any issuance of Additional Shares of Nonpreferred Stock for which an adjustment is provided under Subsection 4.1 of this Section 4. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Subsection 4.3 upon the issuance of any Additional Shares of Nonpreferred Stock which are issued pursuant to the exercise of any options, warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such options, warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any option, warrant or other right therefor) pursuant to Subsection 4.4 or 4.5 of this Section 4.

    4.4. ISSUANCE OF WARRANTS, OPTIONS OR OTHER RIGHTS. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any warrants, options or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities and the consideration per share for which additional shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities shall be less than the greater of the Current Warrant Price or the Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection 4.3 of this Section 4 on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date specified in the last sentence of this Subsection 4.4, (ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to such warrants, options or other rights or pursuant to the terms of such Convertible Securities and (iii) the consideration per share received by the Company for such Additional Shares of Nonpreferred Stock shall be that number determined by dividing (a) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock (determined as set forth in clause (ii) of this sentence) by
(b) the maximum number of Additional Shares of Nonpreferred Stock issuable pursuant to all such warrants, options or other rights or necessary to effect the conversion or exchange of all such Convertible Securities (determined as set forth in clause (i) of this sentence). For purposes of this Subsection
4.4, the computation date for subclause (i) above and as of which the Current Warrant Price and the Current Market Price per share of Common Stock shall be computed shall be the earliest of (x) the date on which the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such warrants, options or other rights, (y) the date on which the Company shall enter into a firm contract for the issuance of such warrants, options or other rights, and (z) the date of actual issuance of such warrants, options or other rights.

    4.5. ISSUANCE OF CONVERTIBLE SECURITIES. In case at any time or from time to time the Company shall take a record of the holders of its Nonpreferred
Stock for the purpose of entitling them to receive a distribution of, or shall otherwise issue, any Convertible Securities and the consideration per share for which Additional Shares of Nonpreferred Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the greater of the Current Warrant Price or Current Market Price per share of Common Stock, then the number of shares of Common Stock thereafter comprising a Stock Unit shall be adjusted as provided in Subsection 4.3 of this
Section 4 on the basis that (i) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the computation date specified in the following sentence of this Subsection 4.5,
(ii) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Nonpreferred Stock pursuant to the terms of such Convertible Securities and
(iii) the consideration per share received by the Company for such Additional Shares of Nonpreferred Stock shall be that number determined by dividing (a) the aggregate consideration for such maximum number of Additional Shares of Nonpreferred Stock (determined as set forth in clause (ii) of this sentence) by
(b) the maximum number of Additional Shares of Nonpreferred Stock necessary to effect the conversion or exchange of all such Convertible Securities
(determined as set forth in clause (i) of this sentence). For purposes of this Subsection 4.5, the computation date for clause (i) above and as of which the Current Warrant Price and the Current Market Price per share of Common Stock shall be computed shall be the earliest of (x) the date on which the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive any such Convertible Securities, (y) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, and (z) the date of actual issuance of such Convertible Securities. No adjustment of the number of shares of Common Stock comprising a Stock Unit shall be made under this Subsection 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Subsection 4.4 of this Section 4. The adjustments made in this Section 4 shall remain in effect regardless of whether any Convertible Securities are converted or any warrants, options or other rights to purchase Additional Shares of Nonpreferred Stock or Convertible Securities are ever exercised.

    4.6. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this Section 4:

         (a) TREASURY STOCK. The sale or other disposition of any issued shares of Nonpreferred Stock owned or held by or for the account of the Company shall be deemed an issuance thereof for purposes of this Section 4.

         (b) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Nonpreferred Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Nonpreferred Stock or any Convertible Securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the Company therefor, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Nonpreferred Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof. To the extent that such issuance shall be for a consideration other than solely for cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. If such determination is objected to by the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, such determination shall be made by an independent appraiser chosen in the manner specified in the definition of Appraised Value. The fees and expenses of any appraisers shall be shared equally by such objecting holders (as to one-half) and the Company (as to one-half). The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received or receivable by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Shares of Nonpreferred Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received or receivable by the Company for issuing any warrants, options or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Nonpreferred Stock or Convertible Securities in payment or satisfaction of any dividend upon any class of stock other than Nonpreferred Stock, the Company shall be deemed to have received for such Additional Shares of Nonpreferred Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

         (c) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by the preceding Subsections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment shall be made except pursuant to Subsection 4.1 of this Section 4 if it would decrease the number of shares of Common Stock comprising a Stock Unit immediately prior to such adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (d)  FRACTIONAL INTERESTS.  In computing adjustments under this
Section 4, fractional interests in Nonpreferred Stock shall be taken into account to the nearest one-thousandth of a share.

         (e) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

    4.7. MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall merge or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Nonpreferred Stock of the Company, then each holder of a Warrant shall have the right thereafter to receive, upon exercise of such Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Nonpreferred Stock comprising a Stock Unit immediately prior to such event. If, pursuant to the terms of such merger, consolidation or disposition of assets, any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) are to be received by or distributed to the holders of Nonpreferred Stock of the Company, there shall be either, at the Holder's option, (i) a reduction of the Exercise Price equal to the amount applicable to the number of shares of Common Stock then comprising a Stock Unit of any such cash and of the fair value of any and all such shares of stock or of other securities or property to be received by or distributed to the holders of Nonpreferred Stock of the Company, or (ii) such Holder shall have the right to receive, upon exercise of its Warrant, such cash, shares of stock or other securities or property of any nature as a holder of the number of shares of Nonpreferred Stock underlying a Stock Unit would have been entitled to receive upon the occurrence of such event. Such fair value shall be determined in good faith by the Board of Directors of the Company, PROVIDED that if such determination is objected to by the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, such determination shall be made by an independent appraiser selected in the manner specified in the definition of Appraised Value. The fees and expenses of any appraisers shall be paid by the Company. In case of any such merger, consolidation or disposition of assets, the successor acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For the purposes of this Section 4, "COMMON STOCK OF THE SUCCESSOR OR ACQUIRING CORPORATION" shall include stock of such corporation of any class, that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption, and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Subsection 4.7 shall similarly apply to successive mergers, consolidations or dispositions of assets.

    4.8. OTHER ACTION AFFECTING NONPREFERRED STOCK. In case at any time or from time to time the Company shall take any action affecting its Nonpreferred Stock, other than (i) an action described in any of the foregoing Subsections
4.1 to 4.7, inclusive, of this Section 4, or (ii) the issuance of stock and options therefor issued under the Company's current employee stock incentive plan, or (iii) the issuance of stock pursuant to the exercise of any and all warrants which, as of the date hereof, are outstanding and listed in the SPA, then, unless in the opinion of the Board of Directors of the Company such action shall not have a materially adverse effect upon the rights of the holders of the Warrants, the number of shares of Common Stock or other stock comprising a Stock Unit, or the purchase price thereof, shall be adjusted in such manner and at such time as the Board of Directors of the Company may in good faith determine to be equitable in the circumstances.

    Section 5.  NOTICE TO WARRANT HOLDERS.

    5.1. NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE. Whenever the number of shares of Common Stock comprising a Stock Unit, or the price at which a Stock Unit may be purchased upon exercise of the warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith obtain a certificate signed by its chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a statement of the fair value, as determined by the Board of Directors of the Company or by appraisal (if applicable), of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2, Section 4.6(b) or Section 4.7) and specifying the number of shares of Common Stock comprising a Stock Unit and, if such adjustment was made pursuant to Section
4.7 or Section 4.8, describing the number and kind of any other shares of stock comprising a Stock Unit and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly, and in any case within three Business Days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with Section 16. The Company shall keep at its office or agency, maintained for the purpose pursuant to Section 15, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a warrant designated by a holder thereof.

    5.2. NOTICE OF CERTAIN CORPORATE ACTION. In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of its Nonpreferred Stock or to make any other distribution to the holders of its Nonpreferred Stock (other than a cash dividend), or (b) to offer to the holders of its Nonpreferred Stock rights to subscribe for or to purchase any Additional Shares of Nonpreferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Nonpreferred Stock (other than a reclassification involving only the subdivision, or combination, of outstanding shares of Nonpreferred Stock), or
(d) to effect any capital reorganization, or (e) to effect any consolidation, merger or sale, organic change, transfer or other disposition of all or substantially all of its property, assets or business, or (f) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall deliver to each holder of a Warrant, in accordance with
Section 16, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, distribution or rights, or the date on which such reclassification, reorganization, consolidation, merger, sale, organic change, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Nonpreferred Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Nonpreferred Stock and the number and kind of any other shares of stock which shall comprise a Stock Unit, and the purchase price or prices thereof, after giving effect to any adjustment which shall be required as a result of such action. Such notice shall be so delivered thirty (30) days prior to (i) the record date for determining holders of the Nonpreferred Stock for purposes of any action covered by clause
(a) or (b) above, and (ii) in the case of any other such action, the date of the taking of such proposed action or the date of participation therein by the holders of Nonpreferred Stock, whichever shall be the earlier.

    Section 6. RESERVATION AND AUTHORIZATION OF NONPREFERRED STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as shall be sufficient to permit the exercise in full of all outstanding Warrants. The Company shall not amend its Certificate of Incorporation in any respect relating to the Common Stock other than to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence) or to decrease the par value of any shares of Nonpreferred Stock.
All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant or upon such conversion, as the case may be, shall be duly and validly issued and fully-paid and nonassessable.

    Before taking any action which would cause an adjustment reducing the Current Warrant Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and nonassessable shares of Common Stock at such adjusted Current Warrant Price.

    Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or in the Current Warrant Price per share of Common Stock, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

    If any shares of Common Stock required to be reserved for issue upon exercise of warrants require registration with any governmental authority under any federal or state law (otherwise than as provided in Section 10) before such shares may be so issued, the Company shall in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

    Section 7. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS. In the case of all dividends or other distributions by the Company to the holders of its Nonpreferred Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company shall in each such case take such a record and shall take such record as of the close of business on a Business Day. The Company shall not at any time, except upon dissolution, liquidation or winding up or as otherwise may be required by law, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

    Section 8. TAXES. The Company shall pay all taxes (other than federal, state, local or foreign income taxes) which may be payable in connection with the execution and delivery of this Warrant or the issuance and sale of the Restricted Securities hereunder or in connection with any modification of the Restricted Securities and shall save the Holder harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The obligations of the Company under this Section 8 shall survive any redemption, repurchase or acquisition of Restricted Securities by the Company.

    Section 9.  [Intentionally Deleted]

    Section 10. RESTRICTIONS ON TRANSFERABILITY. The Restricted Securities shall not be transferable except upon the conditions specified in this Section 10; PROVIDED that, notwithstanding any other provisions of this Section 10, the Holder (and each other Person mentioned below in this clause) shall have the right to transfer any Restricted Securities to any Affiliate; any Holder that is a partnership shall have the right to transfer any Restricted Securities to its partners or a retired partner of such partnership who retires after the date hereof; any Holder that is an individual may transfer any Restricted Securities to any member of his or her immediate family, trusts for the benefit of the Investor or his or her immediate family members or partnerships of which the investor or his immediate family members are partners; and any Holder may transfer Restricted Securities to any charitable trusts or foundations established by the holder (and in the case of Quantum Industrial Partners LDC, to any investment vehicle managed by Soros Management or any successors), in each case free of the restrictions imposed by this Section 10 other than the requirement as to the legending of the certificates for such Restricted Securities specified in Section 10.01. Notwithstanding the foregoing, no such transfer shall be permitted to the extent it violates any federal or state securities law or regulation. Each transferee shall be subject to the same transfer restrictions imposed on the Holder by this Agreement.

    10.01.  RESTRICTIVE LEGEND.  Unless and until otherwise permitted by this
Section 10, each certificate for Warrants issued under this Agreement, each certificate for any Warrants issued to any transferee of any such certificate, each certificate for any Warrant Stock issued upon exercise of any Warrant and each certificate for any Warrant Stock issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT

UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

    10.02.  NOTICE OF PROPOSED TRANSFERS; "PIGGYBACK" REGISTRATION.

    (a) If at any time, or from time to time, the Company shall determine to Register any of its securities either for its own account or for the account of any holder of its securities (including a Holder) (other than pursuant to Section 10.05 hereof), other than pursuant to a registration statement relating to the initial public offering of Company securities, a Registration relating solely to employee benefit plans, or a Registration relating solely to a Rule 145 transaction or a Registration on any Registration form that does not permit secondary sales, the Company will:

         (1)  promptly give to each Holder written notice thereof;

         (2) include in such Registration (and any related qualification under Blue Sky Laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within 20 days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Section 10.02(b) hereof. Any such written request may specify all or a part of a Holder's Registrable Securities.

         (b) If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 10.02(a) hereof. In such event, the right of a Holder to Registration pursuant to this Section 10.02 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 10.02, if the underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit the amount of Registrable Securities to be included in the Registration and underwriting, and the number of shares to be included in such underwriting or Registration shall be allocated as set forth in Section 10.11 hereof.

    10.03. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any Registration, qualification or compliance pursuant to Sections 10.02 and 10.04 hereof, shall be borne by the Company, including reasonable fees and expenses of one counsel for the Holders. All Selling Expenses relating to the Registrable Securities so Registered shall be borne by the Holders of such Registrable Securities pro rata on the basis of the number of shares of Registrable Securities so Registered on their behalf.

    10.04. REGISTRATION ON FORM S-3. After its initial public offering, the Company shall use its best efforts to quality for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Article 10, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the amount reasonably anticipated to be raised in the offering in question is at least Two Million Dollars ($2,000,000) and that the Company shall not be obligated to effect any such Registration if (1) the Company shall have delivered to such Holder an opinion of counsel to the Company, addressed to such Holder and reasonably satisfactory in form and substance to such Holder to the effect that such Registrable Securities proposed to be included may lawfully be so disposed of without Registration or (2) within a period of 180 days after the effective date of any previous such Registration. If the Company shall receive a written request pursuant to this Section 10.04 for Registration, then the Company shall promptly notify all other Holders of such request and shall use its best efforts to cause all Registrable Securities that Holders have requested within 20 days after receipt of the Company's notice to be registered under the Securities Act. Any registration statement filed pursuant to this Section
10.04 may, subject to the provisions of Section 10.11 hereof, include other securities of the Company with respect to which Registration rights have been granted.

    10.05. REGISTRATION PROCEDURES. In the case of each Registration effected by the Company pursuant to this Article 10, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

    (a) Keep such registration effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such Registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period s0hall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities

Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a) (3) of the Securities Act or (2) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (1) and (2) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

    (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

    (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

    (d) Register or qualify the securities covered by such registration statement under the Blue Sky Laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered thereby;

    (e)  [Intentionally Deleted]

    (f) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements therein not misleading or incomplete in the light of the circumstances then existing.

    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

    (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

    (j) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 10.03 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further than if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

    10.06. FURNISH INFORMATION. The Holder or Holders of Registrable Securities included in any Registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be reasonably required in connection with any Registration, qualification or compliance referred to in this Article 10.

    10.07.  INDEMNIFICATION.

    (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which Registration, qualification, or compliance has been effected pursuant to this Article 10; and each underwriter, if any, and each Person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this

Section 10.07(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

    (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company of such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 10.07(b) exceed the gross proceeds from the offering received by such Holder.

    (c) Each party entitled to indemnification under this Section 10.07 (the "Indemnified Party") shall give notice to the party required to provide indemnity (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article 10, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

    (d) If the indemnification provided for in this Section 10.07 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party hereunder as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    (e) The obligations of the parties under this Section 10.07 shall survive the completion of the offering of Registrable Securities under the registration statement and otherwise.

    10.08. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

    10.09. RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees, so long as any Holder owns Registrable Securities:

    (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first Registration under the Securities Act filed by the Company for a public offering of its securities;

    (b) File with the Commission in a timely manner all reports and other documents required of the company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

    (c) Furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

    10.10. TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights of any Holder under this Agreement including, without limitation, the registration rights under Article 10 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 1000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned.

    10.11. ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with Registration rights (the "Other Shares") requested to be included in a Registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata based upon total number of shares requested to be so included. In the event a Holder or other selling stockholder subsequently withdraws or reduces a request for inclusion in such Registration, the number of shares which may be so included shall be reallocated in the same manner. The Company may not limit the number of Registrable Securities to be included in a Registration pursuant to this Agreement or with respect to Registrations under
Section 10.05 hereof, in order to include in such Registration securities registered for the Company's own account; provided, however, that the provisions of this sentence shall not apply to any circumstance which would render the Company in default of its registration obligations which are in existence as of the date hereof and which are disclosed in the SPA or require it to amend or modify such existing obligations.

    10.12. SUSPENSION OF REGISTRATION RIGHTS. No Holder may request Registration pursuant to Section 10.04 at any time that all Registrable Securities held by such Holder may immediately be sold under Rule 144 during any 90-day period.

    Section 11. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price of the Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

    Section 12. LOSS OR DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the original Warrant holder's or any other institutional Warrant holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such institutional holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

    Section 13. FURNISH INFORMATION. The Company agrees that it shall deliver to the holder of record hereof promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

    Section 14.  AMENDMENTS.  The terms of this Warrant and all other
Warrants may be amended, and the observance of any term therein may be waived, but only with the written consent of the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, PROVIDED that no such action may change the number of shares of stock comprising a Stock Unit or the Exercise Price, without the written consent of the holders of Warrants evidencing 100% in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants.

    Section 15. OFFICE OF THE COMPANY. So long as any of the Warrants remains outstanding, the Company shall maintain an office in Los Angeles, California where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at 3100 New York Drive, Pasadena, California 91107, unless and until the Company shall designate and maintain some other office for such purposes and deliver written notice thereof to the holders of all outstanding Warrants.

    Section 16.    NOTICES GENERALLY.

    16.1. All communications (including all required or permitted notices) pursuant to the provisions hereof shall be in writing and shall be sent to the address of such holder as it appears in the stock or warrant ledger of the Company.

    16.2. Any notice shall be deemed to have been duly delivered (a) when delivered by hand, if personally delivered, (b) if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, postage prepaid, (c) if sent by facsimile transmission on a Business Day, when receipt is acknowledged or, if sent on a day that is not a Business Day, on the next Business Day following the day on which receipt is acknowledged and
(d) if sent by recognized international courier, freight prepaid, with a copy sent by telecopier, to a party whose address is not in the same country as the sender, three Business Days after the later of (i) being telecopied and (ii) delivery to such courier.

    Section 17. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President or a Vice President and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated: September 10, 1996


                         EARTHLINK NETWORK, INC.,
                         a Delaware corporation



                         By:  ____________________________________
                              Name:  Barry Hall
                              Title: Vice President, Finance and Administration

                                   EXHIBIT A

                               SUBSCRIPTION FORM

                (to be executed only upon exercise of Warrant)

    The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of Earthlink Network, Inc., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor (by check in the amount of $_________), or hereby tenders Stock Units as payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to __________________ whose address is ________________________ and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder be delivered to the undersigned.


Dated:                     ________________________________
                           (Signature of Registered Owner)


                           _________________________________
                           (Street Address)


                           _________________________________
                           (City)         (State) (Zip Code)

                                   EXHIBIT B

                                ASSIGNMENT FORM

    FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Stock Units set forth below:

                                                                   No of Stock
    Name and Address of Assignee                                       Units
    ----------------------------                                       -----





and does hereby irrevocably constitute and appoint _______________________ Attorney-in-Fact to make sure transfer on the books of Earthlink Network, Inc., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:                      _______________________________
                            Signature


                            _______________________________
                            Witness

NOTICE: The signature to the assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

         The signature to this assignment must be guaranteed by a bank or trust company having an office or correspondent in New York, New York, or by a firm having membership on the New York Stock Exchange.